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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated September 11, 1996 incorporated by reference in ABC Rail Products Corporation's Form 10-K for the year ended July 31, 1996 and to all references to our Firm included in this Registration Statement.


                                       /s/ ARTHUR ANDERSEN LLP
                                       Arthur Andersen LLP

Chicago, Illinois
November 14, 1996